UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 22, 2019

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida	33913
(Address of principal executive offices)	(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Annual Report and Letter to Shareholders
On April 22, 2019, the 2018 Annual Report and Letter to Shareholders, dated April 22, 2019, was made available to shareholders of the Company, along with the definitive proxy material, and is attached hereto as Exhibit 99.1.

Litigation with Health Discovery Corporation
As previously disclosed, NeoGenomics, Inc. (the “Company” or “NeoGenomics”) is involved in ongoing litigation with Health Discovery Corporation (“HDC”) regarding the use of certain licensed technology under a Master License Agreement (“MLA”) dated January 6, 2012 between the Company and HDC. As required under the MLA, the parties were required to submit such matters in dispute under the MLA to binding arbitration. An arbitration hearing took place in December 2018, where the Company vigorously defended its legal rights and remedies pertaining to this licensing dispute. On April 25, 2019, the American Arbitration Association’s Panel of Arbitrators (the “Panel”) issued their ruling (the “Final Award”) which, in pertinent part, terminated the MLA, awarded $1.5 million to HDC in connection with the claims SmartFlow infringes a valid patent and internal use by NeoGenomics was subject to milestone and royalty payments, and awarded $5.1 million to HDC with respect to the claim of lack of development and commercialization of SVM-CYTO. All other claims by HDC were denied. NeoGenomics’ request for a declaratory judgment was denied and its counterclaims were denied.

The Company is currently evaluating its options in connection with the Panel ruling; however, the Company recorded a reserve for this matter for the quarter ended March 31, 2019.

This information in this Item 8.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits
99.1 Annual Report and Letter to Shareholders dated April 22, 2019.

Exhibit Index

Exhibit No.	Description
99.1	Annual Report and Letter to Shareholders dated April 22, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ Sharon A. Virag
Sharon A. Virag
Chief Financial Officer
April 26, 2019